SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN WIRELESS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Franklin Wireless Corp.

2012

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

December 18, 2012

at 2:00 p.m. Pacific Time

Franklin Wireless Corp.

6205 Lusk Blvd.

San Diego, CA 92121

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Franklin Wireless Corp.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2012

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Franklin Wireless Corp. (“Franklin” or the “Company”) will be held at Franklin Wireless Corp., 6205 Lusk Blvd., San Diego, California 92121 on Tuesday, December 18, 2012, at 2:00 p.m. Pacific Time, to consider the following proposals:

1.	To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year 2013; and

3.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.  The Company intends to mail the Annual Report, Proxy Statement and Proxy card enclosed with this notice on or about November 14, 2012 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on October 18, 2012 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ OC Kim
OC Kim
President

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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Franklin Wireless Corp.

6205 Lusk Blvd.

San Diego, California 92121

(858) 623-0000

______________________

PROXY STATEMENT

_______________________

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Wireless Corp. (“Franklin” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at Franklin Wireless Corp., 6205 Lusk Blvd., San Diego, California 92121 on Tuesday, December 18, 2012, at 2:00 p.m. Pacific Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about November 14, 2012.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 18, 2012, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2012; and

•	the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint OC Kim, our President, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, and (ii) ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year 2013, and (iii) to act on such other matters as may properly come before the meeting or any adjournment thereof.

What constitutes a quorum?

Holders of a majority of shares of our Common Stock entitled to vote at the Annual Meeting must be present at our Annual Meeting, in person or by proxy, to constitute a quorum necessary to conduct the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If, on October 18, 2012, your shares were registered directly in your name with our transfer agent, Integrity Stock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

 If, on October 18, 2012, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy Statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

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Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record.  If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally not vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the five directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	to approve the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

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How are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending June 30, 2012 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending June 30, 2012, as amended, and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Franklin Wireless Corp., 6205 Lusk Blvd., San Diego, CA 92121 Attention: Corporate Secretary.

 How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Franklin 's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of  October 18, 2012, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Shares Beneficially Owned*
Name and Address	Number	Percent
OC Kim 6205 Lusk Blvd., San Diego, CA 92121	1,596,695 (1)	14.92%

Gary Nelson 6205 Lusk Blvd., San Diego, CA 92121	391,825	3.66%

C-Motech Co. Ltd 1321-1Seocho-Dong, Seocho-Gu, Seoul, Korea	1,566,672	14.64%

Joon Won Jyoung 6205 Lusk Blvd., San Diego, CA 92121	555,169 (2)	5.19%

Johnathan Chee 6205 Lusk Blvd., San Diego, CA 92121	22,324 (2)	0.21%

Benjamin Chung 6205 Lusk Blvd., San Diego, CA 92121	-	-

Yun J. (David) Lee 6205 Lusk Blvd., San Diego, CA 92121	125,000 (3)	1.17%

All directors and officers as a group (six persons)	2,691,013	25.15%

(1) Includes options to purchase 97,500 shares.

(2) Includes options to purchase 15,000 shares.

(3) Consists solely of options to purchase 125,000 shares of Common Stock.

* Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or preferred shares exercisable or convertible within 60 days of October 18, 2012 are deemed outstanding for computing the percentage of the person holding such option or warrant.  Percentages are based on a total of 10,698,535 shares: 10,344,369 shares of common stock outstanding on October 18, 2012 and 354,166 shares issuable upon the exercise of options exercisable on or within 60 days of October 18, 2012.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 - Proposal for Election of Five Directors.”  Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of five persons and all of them have been nominated by the Company to stand for election.

Name	Age	Position
OC Kim	48	President, Acting Chief Financial Officer, Secretary and a Director
Gary Nelson	72	Chairman of the Board and a Director
Joon Won Jyoung	70	Director
Johnathan Chee	49	Director
Benjamin Chung	37	Director

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

How often did the Board meet during fiscal 2012?

During fiscal 2012, the Board of Directors held seven meetings. Each director in office at the time attended no fewer than 75% of the meetings of the Board except for except for Messrs. Jyoung and Chung, who each attended four of the seven meetings. With respect to Mr. Chung, one of the meetings took place prior to his appointment to the Board of Directors.

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What committees has the Board established?

The Board of Directors has an Audit Committee made up of Messrs. Chung (committee chair) and Nelson and a Compensation Committee made up of Messrs. Nelson (committee chair) and Chee. The Board of Directors has no other committees.

Audit Committee

The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement. The Audit Committee has no charter.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee was formed at the end of the fiscal year 2012 and because of this, no meetings were held in fiscal year 2012. The current members of the Audit Committee meet the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Benjamin Chung is an audit committee financial expert. The Report of the Audit Committee is presented elsewhere in this Proxy Statement.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s President and Acting Chief Financial Officer and other executives. The Committee also determines individuals to be granted options under the Company’s Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan.

Nomination of Directors

The Board of Directors is responsible for identifying individuals qualified to become directors. The Board of Directors seeks to identify director candidates based on input provided by a number of sources, including (1) the Board of Directors members, (2) our stockholders, and (3) third parties, such as service providers. In evaluating potential candidates for director, the Board of Directors considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

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The Board of Directors will consider nominees recommended by stockholders if such recommendations are made in writing to the Board in compliance with the Bylaws of the Company. The Board of Directors does not plan to change the manner in which it evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

                The Board of Directors does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Franklin Wireless Corp., c/o Corporate Secretary, 6205 Lusk Blvd., San Diego, CA 92121.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chairman of the Board of Directors. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our President and Acting Chief Financial Officer.

Director Compensation

 Our Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors. Our directors received no cash compensation for serving on our Board for the year ended June 30, 2012.  There is no established policy for the payment of fees or other compensation to any of the members of our Board of Directors. Members of the Board who are also employees of the Company receive no compensation for their services as a director.

During the 2012 fiscal year, we awarded an aggregate of 120,000 stock options to Mr. Nelson, Mr. Jyoung, Mr. Chee and Mr. Chung at an exercise price of $1.34 per share. These options vest and are exercisable over two years as follows, and have a five-year term:

i,	50% of the shares underlying the option vest on the one year anniversary of the date of the grant.
ii.	50% of the shares underlying the option vest on the two year anniversary of the date of the grant.

In addition, we awarded an aggregate of 30,000 stock options to Mr. Jyoung and Mr. Chee at an exercise price of $0.57 per share. These options vest and are exercisable in full on the six month anniversary of the date of the grant and have a five-year term.

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The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the members of the Board for the fiscal year ended June 30, 2012:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total Compensation ($)
Gary Nelson	$–	$–	$38,045	$–	$38,045
Joon Won Jyoung	$–	$–	$57,651	$–	$57,651
Jonathan Chee	$–	$–	$57,651	$–	$57,651
Benjamin Chung	$–	$–	$38,045	$–	$38,045

(1) OC Kim, a director and our President and a named executive officer, is not included in this table as he is an employee of the Company and therefore receives no compensation for his service as a director. Mr. Kim’s compensation is included in the “Summary Compensation Table” below.

(2) The amount shown under the “Stock Awards” column is equal to the aggregate grant date fair value of the stock options granted to each director during the fiscal year 2012 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of any estimated forfeitures.

(3) During the fiscal year ended June 30, 2012, our directors were granted options to purchase the following number of shares of common stock: Gary Nelson, 30,000 shares; Joon Won Jyoung, 45,000 shares; Johnathan Chee, 45,000 shares; and Benjamin Chung, 30,000 shares.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
OC Kim	48	President, Acting Chief Financial Officer, and Secretary
Yun J. (David) Lee	51	Chief Operating Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

OC Kim has been our President, Acting Chief Financial Officer, Secretary and a director since September 2003. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 24 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

Yun J. (David) Lee has been the Chief Operating Officer since September 2008. Mr. Lee has 18 years of upper level management experience in telecommunications, including experience in the cellular telephone business in the U.S. and South America. Prior to joining the Company, he was President of Ace Electronics, and served as Chief Financial Officer and Director of Sales and Marketing for RMG Wireless. Prior to that, he served as Controller and Director of International Sales for Focus Wireless in Chicago.

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Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by us for the years ended June 30, 2012 and 2011 to our President and Acting Chief Financial Officer and our Chief Operating Officer (The "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)

OC Kim, President and	2011	$181,668	$72,000	$-		-	$253,668
Acting Chief Financial Officer	2012	$200,000	$25,000	$2,000	(2)	-	$227,000

Yun J. (David) Lee,	2011	$144,820	$60,000	$-		-	$204,820
Chief Operating Officer	2012	$170,000	$25,000	$1,000	(2)	-	$196,000

(1)  Represents the dollar amount recognized for financial statement report purposes with respect to the fiscal year in accordance with ASC 718 “Compensation – Stock Compensation.”

(2) Represents the dollar amount recognized for an additional compensation cost for the incremental value of the new options measured as the excess of the fair value over the original options immediately before its terms are modified. Please see "NOTE 10. LONG-TERM INCENTIVE PLAN AWARDS," to our financial statements included in this report for the relevant assumptions used to determine the valuation of our option awards.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of June 30, 2012.  The only outstanding equity awards are stock options.

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have not Vested (#)	Market Value of Shares that have not Vested ($)(1)
OC Kim	200,000	$1.47	06/15/2017	200,000	$276,000
	97,500	$0.495	06/11/2013	-	-

Yun J. (David) Lee	100,000	$1.34	06/15/2022	100,000	$138,000
	100,000	$0.45	06/11/2014	-	-
	25,000	$0.45	06/11/2014	-	-

(1) Based upon a market value per share of $1.38, the closing price of our stock on June 29, 2012.

EMPLOYMENT CONTRACTS

On September 21, 2009 we entered into Change of Control Agreements with OC Kim, our President and Acting Chief Financial Officer, Yun J. (David) Lee, our Chief Operating Officer, and Yong Bae Won, our Vice President, Engineering. Each Change of Control Agreement provides for a lump sum payment to the officer in case of a change of control of the Company. The term includes the acquisition of Common Stock of the Company resulting in one person or company owning more than 50% of the outstanding shares, a significant change in the composition of the Board of Directors of the Company during any 12-month period, a reorganization, merger, consolidation or similar transaction resulting in the transfer of ownership of more than fifty percent (50%) of the Company's outstanding Common Stock, or a liquidation or dissolution of the Company or sale of substantially all of the Company's assets.

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The Change of Control Agreement with Mr. Kim is for three years and calls for a payment of $5 million upon a change of control; the agreement with Mr. Lee is for two years and calls for a payment of $2 million upon a change of control; and the agreement with Mr. Won is for two years and calls for a payment of $1 million upon a change of control. On September 16, 2011, the Board of Directors approved extending the terms of the Change of Control Agreements for an additional three years.  Following this approval, the Change of Control Agreement with Mr. Kim will expire on September 21, 2015 and the Change of Control Agreements with Messrs. Lee and Won will expire on September 21, 2014.

On October 2, 2012, we entered into a renewable three-year employment agreement with our President. The annual salary for Mr. Kim is currently $200,000.

COMPENSATION DISCUSSION AND ANALYSIS

GENERAL PHILOSOPHY - We compensate our executive officers through a mix of base salary, bonus and stock options. Our compensation policies are designed to be competitive with comparable employers and to align management’s incentives with both near term and long-term interests of our stockholders. We use informal methods of benchmarking our executive compensation, based on the experience of our directors or, in some cases, studies of industry standards. Our compensation is negotiated on a case by case basis, with attention being given to the amount of compensation necessary to make a competitive offer and the relative compensation among our executive officers.

BASE SALARIES - We want to provide our senior management with a level of cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments.

INCENTIVE COMPENSATION - Our practice is to award cash bonuses based upon performance objectives set by the Board of Directors. We maintain a bonus plan which provides our executive officers and non-executive officers the ability to earn cash bonuses based on the achievement of performance targets. The performance targets are by the Board of Directors, and bonuses are awarded to executive officers and non-executive officers on a quarterly basis. The actual amounts of cash bonuses to executive officers and non-executive officers are in the sole discretion of the Board of Directors. For fiscal 2012, the performance targets were based on achieving revenue and operating income targets.

SEVERANCE BENEFITS - We are generally an at will employer, and have no employment agreements with severance benefits; however, we have entered into Change of Control Agreements with our executive officers, and one other employee that provide them with lump sum payments in the event off a change in control of the Company.

RETIREMENT PLANS - We do not maintain any retirement plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of Franklin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2012 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors hereby reports as follows:

1. The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of BDO USA, LLP (“BDO”);

2. The Audit Committee has discussed with BDO the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3. The Audit Committee has received the written disclosures and letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence, and has discussed BDO’s independence with BDO.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2012 filed with the Securities and Exchange Commission.

The Audit Committee:

Benjamin Chung, Chairman

Gary Nelson

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1:

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below, all of whom are currently serving as directors, be elected to hold office until the next annual meeting of  stockholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

           Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees. Each nominee is currently a director of the Company

Name	Age
OC Kim	48
Gary Nelson	72
Joon Won Jyoung	70
Johnathan Chee	49
Benjamin Chung	37

OC Kim has been our President, Acting Chief Financial Officer, Secretary and a director since September 2003. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 24 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

We believe Mr. Kim’s qualifications to serve as a director of the Company include his extensive business, operational and management experience in the wireless industry, including his current position as the Company’s President. In addition, his knowledge of the Company’s business, products, strategic relationships and future opportunities is of great value to the Company.

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Gary Nelson has been a director since September 2003. Mr. Nelson was an early investor in Franklin Telecommunications Corp. in the 1980’s and served as a director from 2001 up until the company’s merger with Accetio Inc. in September 2003, at which time the company was renamed Franklin Wireless. Following the merger, Mr. Nelson became a director and ultimately Chairman of the Board of Franklin Wireless. He is co-founder and current President of Churchill Mortgage Corporation, an income property mortgage banking firm based in Los Angeles, California, which is a loan correspondent for major life insurance companies and other financial institutions. The Churchill portfolio consists of approximately $2 billion in loans. In addition, Mr. Nelson is the Chief Operating Office of Churchill Mortgage Capital, which is the loan origination arm of Churchill Mortgage Corporation. Mr. Nelson’s prior experience includes various marketing positions with Control Data Corporation and design engineering positions with North American Aviation where he worked on the Apollo Project.  He holds a B.S. in Mechanical Engineering from Kansas State University and an MBA from the University of Southern California.

We believe that Mr. Nelson’s qualifications to serve as a director of the Company include his many years of business, operational and management experience including his current position as President of Churchill Mortgage Corporation.  In addition, Mr. Nelson has served as a director of the Company for nine years, and brings a valuable historical perspective on the development of the Company’s business and its leadership.

Joon Won Jyoung has been a director since September 2009.  He has been an active investor since 1997 and made early investments in Sewon Telecom, Telson Electronics and Pantech, three leading telecommunications companies based in Korea. From 2001 to 2007, Mr. Jyoung served as a director and Treasurer for Sewon Telecom. From 1992 to 1996, he served as President of Sneakers Classic Ltd., and from 1987 to 1991, he was Chairman of Empire State Bank in New York.  From 1972 to 1982, he was Chairman of Downtown Mart, a distribution company in New York and Virginia. He holds a B.S. in Mathematics from Seoul National University and an M.S. in Statistics from the University of Connecticut.

We believe Mr. Jyoung’s qualifications to serve as a director of the Company include his extensive management experience in a diverse range of industries, including telecommunications, as well as his broad experience in international business matters.  Mr. Jyoung’s background and experience allow him to provide the Company’s Board of Directors with valuable knowledge and insight.

Johnathan Chee has been a director since September 2009.  He is an attorney and has owned the Law Offices of Johnathan Chee, in Niles, Illinois, since August 2007. Mr. Chee has represented clients in various business dealings and negotiations with Ameritech, SBC, Sprint and several wireless carriers in Latin America. Between 1998 and 2007, he served as an attorney with the C&S Law Group, P.C., in Glenview, Illinois. He holds a B.A. from the University of Illinois-Chicago and a J.D. from IIT Chicago-Kent College of Law. He is a member of the Illinois Bar Association.

We believe Mr. Chee’s qualifications to serve as a director of the Company include his experience as a business attorney that allow him to provide the Company’s Board of Directors with valuable knowledge of legal matters that may affect the Company.

Benjamin Chung has been a director since November 2011. He is a Certified Public Accountant and an experienced finance and accounting executive whose client base includes several telecommunications companies. He is currently a Partner in the accounting firm of Simon & Edward, LLP.  Between September 2010 and July 2011 he served as International Controller for American Apparel, Inc., a publicly traded company. He served as an Audit Senior Manager in the accounting firm of BDO USA, LLP from October 2007 to August 2010 and completed an 18 month international rotation at BDO Daejoo Korea where he was promoted to an Audit Partner. Prior to BDO, he was the Director of Internal Audit for Big 5 Sporting Goods Corporation, a publicly traded company, from January 2006 to October 2007.  He holds a B.S. in Business Administration from California State Polytechnic University, Pomona.

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We believe Mr. Chung’s qualifications to serve as a director of the Company include his experience as a certified public accountant and as controller for public companies, which will allow him to provide the Company’s Board of Directors with valuable knowledge of financial and accounting matters that may affect the Company.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed BDO USA, LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements of the Company for fiscal year 2013. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of BDO USA, LLP, the Audit Committee may reconsider its selection.

The vote of a majority of the shares of Common Stock present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. BDO USA, LLP acted as the Company’s independent registered public accounting firm during the past fiscal year and, unless the Board of Directors appoints new independent accountants, BDO USA, LLP will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of BDO USA, LLP will attend the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The aggregate fees billed for the two most recently completed fiscal periods for the audit of our annual financial statements and other services for this fiscal period were as follows:

	FY 2012	FY 2011
Audit Fees (1)	$71,500	$69,025
Tax Fees (2)	31,964	22,242
Total Fees	$103,464	$91,267

(1) Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by BDO USA, LLP in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of tax preparation, tax compliance, tax advice, or tax planning services provided by BDO USA, LLP and other accounting firms to the Company.

Pre-Approval Policies and Procedures

The Board of Directors pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence. All of the services described above were approved in advance by the Board of Directors.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS AUDITORS FOR THE 2013 FISCAL YEAR.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Franklin's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 may be obtained without charge by writing to the Corporate Secretary, Franklin Wireless Corp., 6205 Lusk Blvd., San Diego, CA 92121.

Stockholders Proposals for the 2013 Annual Meeting

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before July 14, 2013. Such proposal must also meet the other requirements of the rules of the SEC relating to Stockholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ OC Kim
OC Kim
President

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